SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 25, 2002




                                BACH-HAUSER, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


           000-26953                            000-26953
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    (Commission File Number)         (IRS Employer Identification Number)


                 1561 Highway 3, Cayuga, Ontario, CANADA N0A 1E0
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (905) 772-5738
                                                           --------------





                                      -1-

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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE:

Effective June 25, 2002, the Company has changed its business address from Newport Beach, California, to: 1561 Highway 3, Cayuga, Ontario Canada N0A 1E0, and its telephone number to (905) 772-5738.



ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS:

No financial statements are included in this Report.

No Exhibits are included in this report.





                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.


June 25, 2002                      BACH-HAUSER, Inc.



                                   By:/s/ Peter Preston
                                   -------------------------------------
                                   President